PLEASE NOTE: Portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission with a request for confidential treatment. The portions omitted are marked by asterisks (**).

                                                                    EXHIBIT 10.3


                              TERM SHEET AGREEMENT
                             (Amended and Restated)

TO:       The Avenue, Inc.
FROM:     American Licensing Group, Inc. ("ALG", also known as Oldco, Inc.)
RE:       Renewal of Sublicense for Gloria Vanderbilt mark on hosiery

Term Sheet

(A)  Mark:     The following Gloria Vanderbilt marks:

     (1)       GLORIA VANDERBILT (in plain block letters or in script)

     [N.B. does not include the right to use "Gloria" or "Vanderbilt" individually unless Licensor grants specific approval].

     (2)  Swan logo

     (3)  Interlocking GV logo

(B) Licensed Items: Women's hosiery (including, without limitation, pantyhose, knee highs, support hose and socks in all fabrications and sizes).

(C)  Territory:  USA, its territories and possessions (including Puerto Rico)

(D) Term: Your sublicense is renewed for the Annual Period beginning on January 1, 1996 and ending December 31, 1996. Thereafter, subject to achievement of the Minimum Sales Levels set forth below (and compliance with the License and the Sublicense), the Sublicense may be renewed by you for up to 14 consecutive Annual Periods from January 1, 1997 through December 31, 2010. Your sublicense will be deemed automatically renewed by you for each such Annual Period unless you deliver to ALG, at least 90 days prior to the commencement of such Annual Period, notice in writing of your election not to renew.

(E) Royalty: The percentage royalty payable by you for Net Sales made by you for each Annual Period on or after January 1, 1996 shall be as follows:

               Net Sales for the Annual Period         Royalty Rate
               -------------------------------         ------------
               From $0 to $**,000,000                            **%
                           --                                    --
               From $**,000,000 to $**,000,000                   **%
                     --             --                           --
               From $**,000,000 to $**,000,000                   **%
                     --             --                           --
               From $**,000,000 to $**,000,000                   **%
                     --             --                           --
               From $**,000,000 and above                        **%
                     --                                          --

     "Net Sales" means the retail sale price actually paid for the Licensed Items by retail customers less any sales or use tax, shipping charges separately itemized to customer and returns actually allowed and actually received. No deduction for other discounts, uncollectible accounts or costs incurred.

(F) Minimum Annual Sales and Guaranteed Minimum Royalties: Your Minimum Annual Sales and Guaranteed Minimum Royalties for each Annual Period will be as follows:

     Annual Period            Minimum Sales       Guaranteed
     Ended December 31        Level               Minimum Royalties
     -----------------        -----               -----------------
     1996                     $*****,000            $******
                               -----                 ------
     1997                     $*****,000            $******
                               -----                 ------
     1998                     $*****,000            $******
                               -----                 ------
     1999                     $*****,000            $******
                               -----                 ------
     2000                     $*****,000            $******
                               -----                 ------
     2001                     $*****,000            $******
                               -----                 ------
     2002                     $*****,000            $******
                               -----                 ------
     2003                     $*****,000            $******
                               -----                 ------
     2004                     $*****,000            $******
                               -----                 ------
     2005                     $*****,000            $******
                               -----                 ------
     2006                     $*****,000            $******
                               -----                 ------
     2007                     $*****,000            $******
                               -----                 ------
     2008                     $*****,000            $******
                               -----                 ------
     2009                     $*****,000            $******
                               -----                 ------
     2010                     $*****,000            $******
                               -----                 ------

(G)  Non-Exclusive:  The License is non-exclusive.

(H) Guaranteed Minimum Royalty Payments: One quarter of the Guaranteed Minimum Royalties due on the first day of each calendar quarter of an annual period and credited against percentage royalties for that annual period. As soon as the sum of royalty payments (both minimum guaranteed and percentage royalty payments) for any annual period exceed the Guaranteed Minimum Royalty payments for the entire annual period, no further guaranteed minimum payment is required for that annual period.

     Percentage Royalty Payments and Royalty Statement Schedule: Percentage royalties to be paid quarterly. Each percentage royalty payment must be made to ALG within 20 days after the end of the quarter. Your quarterly sales report will also continue to be due ALG 20 days after the end of the quarter and must accompany your royalty payment. Thus, percentage royalty payments and royalty reports must be delivered by you to ALG as follows:

     - by April 20 (for quarter ending March 31)

     - by July 20 (for quarter ending June 30)

     - by October 20 (for quarter ending Sept. 30)

     - by January 20 (for quarter ending Dec. 31)

     Annual Administration Fee: $***** annual administration fee due ALG in advance on January 1 of each year through December 31, 1999; $***** annual administration fee due ALG in advance on January 1, 2000 and January 1 of each year thereafter.

     Direct Expenses: Includes accounting, legal, postage, telephone and like expenses directly expended on your behalf and shall be billed directly. Expenses will be allocated, as appropriate, among the sublicensees under the Gloria Vanderbilt hosiery license.

(I) Interest: Late payments bear interest at *% above the prime rate in effect from time to time at Chemical Bank, New York, New York.

(J)  Resale Restrictions:  No sales for export from the U.S.

     No wholesale sales, except, in the event that you have manufactured or acquired Licensed Items in excess of your needs, you may sell or dispose of them to any of the wholesalers or retailers set forth below, provided you satisfy each of the following conditions:

     (1) Before selling or disposing of the overstocks of Licensed Items at wholesale:

          - you must give notice to ALG of the Licensed Items, the quantity to be sold, and the lowest price at which to be sold to a retailer or wholesaler.

          - ALG then gives that notice to Licensor.

          - Licensor has the option for three business days to purchase those Licensed Items at that price.

     (2) The only wholesalers or retailers to whom you are permitted to sell such overstocks (if Licensor does not exercise the option to purchase such overstocks) are listed below:

                           **************************
                           --------------------------
                           **************************
                           --------------------------
                           **************************
                           --------------------------
                           **************************
                           --------------------------
                           **************************
                           --------------------------
                           **************************
                           --------------------------
                           **************************
                           --------------------------
                           **************************
                           --------------------------
                           **************************
                           --------------------------

     (3) The aggregate number of units of Licensed Items which you are permitted to dispose during an Annual Period through the wholesalers and retailers listed in subparagraph (2) above, must not exceed 10 percent of the aggregate number of units of Licensed Items sold by you at retail to your retail customers.

     (4) No advertisement by you for sale of Licensed Items to wholesalers or other retailers.

     (5) You pay to ALG percentage royalties of ** percent of the Net Sales Price, meaning the actual wholesale price actually paid to you by such wholesaler or retailer, less sales tax and use tax, shipping charges separately itemized to such wholesaler or retailer, and returns actually allowed and actually received.

(K) Approval Submissions: Licensor's consent with respect to samples, packaging, labeling, or advertising is deemed given unless disapproved in writing within five business days of delivery of sufficient samples to Licensor to review. All approvals must be sought through ALG. ALG will make the submission to Licensor for approval and will inform you of Licensor's response.

     Except as expressly modified or amended herein, the Amended and Restated Sublicense Agreement dated as of April 30, 1989 by and between American Licensing Group, Inc. as Licensee, and Sizes Unlimited, Inc., (the name of which has been changed to United Retail, Inc.) as Sublicensee, and the "Term Sheet Agreement" between Licensee and Sublicensee dated as of May 4, 1989 are ratified and affirmed in all respects, it being acknowledged and agreed that The Avenue, Inc. has become the Sublicensee and assumed all duties and obligations of the Sublicensee thereunder, and that The Avenue, Inc. may sub-sublicense its rights, duties, and obligations to one or more affiliates of United Retail Group, Inc.


     To acknowledge your agreement to the foregoing, please sign, date, and return to us a copy of this agreement.


                                   AMERICAN LICENSING GROUP, INC.
                                   By:  AMERICAN LICENSING GROUP, L.P.
                                        ------------------------------

                                   By:  RB, Inc.
                                        --------
                                           By: Raphael Benaroya
                                               ----------------
                                              Title:  Managing Director
                                                      -----------------------



AGREED TO AND ACCEPTED BY:
THE AVENUE, INC.
   By: John Garniewski, Jr.
       ---------------------------------
Title:  Vice President
        --------------------------------
Dated:  As of December 29, 1995